CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE October 31, 2017

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 30, 2017, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1194 per share to shareholders of record at the close of business on November 20, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1194	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1194	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1194	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1194	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2016 through 10/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	9.88%
Cumulative Distribution Rate on NAV^+	0.82%
Cumulative Total Return on NAV*	25.99%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2017**	9.73%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of October 31, 2017.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through November 30, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2016 through October 31, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLS001311 11/30/2018

CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE December 29, 2017

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 29, 2017, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1223 per share to shareholders of record at the close of business on December 19, 2017.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1223	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1223	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.2417	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.2417	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 11/30/2017)
Annualized Distribution Rate as a Percentage of NAV^	10.11%
Cumulative Distribution Rate on NAV^+	1.66%
Cumulative Total Return on NAV*	1.05%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2017**	10.10%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of November 30, 2017.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through December 31, 2017.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through November 30, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLS001326 12/29/2018

CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE January 31, 2018

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 31, 2018, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1213 per share to shareholders of record at the close of business on January 22, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1213	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1213	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.3630	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.3630	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 12/31/2017)
Annualized Distribution Rate as a Percentage of NAV^	9.97%
Cumulative Distribution Rate on NAV^+	2.49%
Cumulative Total Return on NAV*	2.53%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2017**	9.63%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of December 31, 2017.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through January 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through December 31, 2017.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLS001334 1/31/2019

CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE February 28, 2018

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 28, 2018, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.1270 per share to shareholders of record at the close of business on February 20, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1270	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1270	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.4900	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.4900	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 1/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	9.90%
Cumulative Distribution Rate on NAV^+	3.18%
Cumulative Total Return on NAV*	9.00%

Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2018**	9.55%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of January 31, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through February 28, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through January 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLS001346 2/28/2019

CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445

FOR IMMEDIATE RELEASE March 29, 2018

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 29, 2018, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.1226 per share to shareholders of record at the close of business on March 19, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.1226	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1226	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.6126	100.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.6126	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 2/28/2018)
Annualized Distribution Rate as a Percentage of NAV^	9.95%
Cumulative Distribution Rate on NAV^+	4.14%
Cumulative Total Return on NAV*	5.67%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2018**	8.44%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of February 28, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through March 31, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through February 28, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001361

CLOUGH GLOBAL EQUITY FUND (NYSE MKT: GLQ) PRESS RELEASE	1290 Broadway Suite 1100 Denver, Colorado 80203 1.877.256.8445
FOR IMMEDIATE RELEASE April 30, 2018

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2018, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.1257 per share to shareholders of record at the close of business on April 20, 2018.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0026	2.07%
Net Realized Short-Term Capital Gain	0.1231	97.93%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1257	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0026	0.35%
Net Realized Short-Term Capital Gain	0.7357	99.65%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.7383	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2017 through 3/31/2018)
Annualized Distribution Rate as a Percentage of NAV^	10.35%
Cumulative Distribution Rate on NAV^+	5.06%
Cumulative Total Return on NAV*	5.22%

Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2018**	7.68%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of March 31, 2018.

+	Cumulative distribution rate is based on distributions paid to date for the period November 1, 2017 through April 30, 2018.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2017 through March 31, 2018.

**	The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

ALPS Portfolio Solutions Distributor, Inc. FINRA Member Firm.

CLO001370 4/30/2019